FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported): May 23, 2001

                                   -----------




                          CHARTER COMMUNICATIONS, INC.

             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)


              000-27927                                  43-1857213
              ---------                                  ----------
       Commission File Number                         (Federal Employer
                                                    Identification Number)


12444 Powerscourt Drive - Suite 400
St. Louis, Missouri                                     63131
--------------------------------------                  -----
(Address of Principal Executive Offices)                (Zip Code)

(Registrant's telephone number, including area code)    (314) 965-0555

Item 5.    Other Items.

           On May 23, 2001, Charter Communications, Inc. announced the pricing of its issuance of approximately 52.4 million shares of Class A common stock, and $550 million of Convertible Senior Notes due 2006. A copy of the press release is being filed as Exhibit 99.1 with this report.




Item 7.    Exhibits

           Press release dated May 23, 2001.*

-----------------
*  filed herewith

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  CHARTER COMMUNICATIONS, INC.,
                                  a registrant

Dated May 24, 2001                 By:     /s/ KENT D. KALKWARF
                                          --------------------
                                          Name:  Kent D. Kalkwarf
                                          Title: Executive Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial Officer
                                                 and Principal Accounting
                                                 Officer)

                                  Exhibit Index


Exhibit
Number         Description
------         -----------

99.1           Press release dated May 23, 2001.